Third Quarter Fiscal 2018 Earnings Teleconference July 27, 2018 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer ©2018 Matthews International Corporation. All Rights Reserved.

Disclaimer  Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”).  The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information.  The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures.  The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis.  Similarly, the Company believes that EBITDA, adjusted EBITDA, and adjusted EBITDA margin provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting.  The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis.  Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. ©2018 Matthews International Corporation. All Rights Reserved. 2

Financial Overview ©2018 Matthews International Corporation. All Rights Reserved. 3

Q3 FY2018 Highlights EPS - Diluted  Factors impacting Q3 GAAP EPS $0.91 . $0.77 Higher intangible amortization . Prior year included loss recoveries  Drivers of Q3 Adjusted EPS growth Q3 FY17 Q3 FY18 Improvements . Higher sales – all segments Adjusted EPS* . Acquisitions and acquisition synergies . $1.16 Lower US tax rates $1.05 . Favorable foreign currency Partial offsets . Higher commodity costs . PY merchandising display project comp Q3 FY17 Q3 FY18 * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 4

Q3 FY18 Consolidated Results ($ in millions) Sales GAAP Operating Profit and Margin $37.9 $389.6 $411.6 $36.8 9.4% 9.2% Q3 FY2017 Q3 FY2018 Q3 FY2017 Q3 FY2018 GAAP Gross Profit Adjusted EBITDA* and Margin and Margin $65.6 $69.2 $144.1 $151.9 37.0% 36.9% 16.8% 16.8% Q3 FY2017 Q3 FY2018 Q3 FY2017 Q3 FY2018 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 5

YTD FY18 Consolidated Results ($ in millions) Sales GAAP Operating Profit and Margin $1,195.1 $1,119.5 $82.7 $85.6 7.4% 7.2% YTD FY2017 YTDFY2018 YTD FY2017 YTD FY2018 GAAP Gross Profit Adjusted EBITDA* and Margin and Margin $178.2 $409.8 $432.6 $174.6 36.6% 36.2% 15.6% 14.9% YTD FY2017 YTD FY2018 YTD FY2017 YTD FY2018 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures ©2018 Matthews International Corporation. All Rights Reserved. 6

Q3 FY18 SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)

Sales



$200.6
1%
$203.0
Q3 FY2017
Q3 FY2018

GAAP Operating Profit
and Margin



$11.4
(27)%
$8.3
5.7%
4.1%
Q3 FY2017
Q3 FY2018

Adjusted EBITDA*
and Margin



$29.6
(5)%
$28.2
14.7%
13.9%
Q3 FY2017
Q3 FY2018

- Higher European sales (brand / surfaces & engineering), acquisitions and currency; PY included significant merchandising project
- Operating profit includes $4.7 million and $5.3 million of amortization expense in Q3 FY2017 and Q3 FY2018
- Adjusted EBITDA comparison impacted by PY merchandising display project & current year start-up costs for new account wins

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
7

YTD FY18 SGK Brand Solutions Results

Matthews INTERNATIONAL

($ in millions)

Sales


$566.5
6%
$601.8
YTD FY2017
YTD FY2018

GAAP Operating Profit

and Margin


$19.9
(17)%
$16.6
3.5%
2.8%
YTD FY2017
YTD FY2018

Adjusted EBITDA*

and Margin


$77.3
(2)%
$75.6
13.7%
12.6%
YTD FY2017
YTD FY2018

- Sales growth driven by Europe, UK & Asia Pacific, acquisitions, and favorable currency
- Operating profit includes $12.5 million and $15.4 million of amortization expense for YTD FY17 and YTD FY18
- Adjusted EBITDA benefited from sales growth, acquisitions and currency; PY included significant merchandising project

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
8

Q3 FY18 Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales


$155.8
4%
$162.0
Q3 FY2017
Q3 FY2018

GAAP Operating Profit

and Margin


$23.5
6%
$24.9
15.1%
15.4%
Q3 FY2017
Q3 FY2018

Adjusted EBITDA*

and Margin


$32.6
5%
$34.3
20.9%
21.2%
Q3 FY2017
Q3 FY2018

- Sales growth driven by cremation equipment and Star acquisition; partially offset by lower memorial and casket sales
- Operating profit includes $1.2 million and $2.1 million of amortization expense in Q3 FY2017 and Q3 FY2018
- Adjusted EBITDA growth reflects higher sales, acquisitions, and synergies; partially offset by higher material costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
9

YTD FY18 Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales


$463.6
3%
$475.6
YTD FY2017
YTD FY2018

GAAP Operating Profit*
and Margin


$60.8
4%
$63.3
13.1%
13.3%
YTD FY2017
YTD FY2018

Adjusted EBITDA*
and Margin


$91.1
(0)%
$90.7
19.7%
19.1%
YTD FY2017
YTD FY2018

- Sales growth driven by cremation equipment, and acquisition; partially offset by lower memorial and casket sales
- Operating profit includes $3.6 million and $5.3 million of amortization expense in YTD FY17 and YTD FY18
- Adjusted EBITDA benefited from acquisition synergies; offset by impact of lower memorial & casket sales and higher material costs

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
10

Q3 FY18 Industrial Technologies Results

Matthews INTERNATIONAL

($ in millions)

Sales


$33.2
41%
$46.7
Q3 FY2017
Q3 FY2018

GAAP Operating Profit

and Margin


$1.9
5.9%
140%
$4.7
10.0%
Q3 FY2017
Q3 FY2018

Adjusted EBITDA*

and Margin


$3.4
10.4%
95%
$6.7
14.4%
Q3 FY2017
Q3 FY2018

- Sales growth reflected increases in marking products, fulfillment systems and OEM solutions; and recent acquisition
- Operating profit includes $0.4 million and $1.0 million of amortization expense in Q3 FY2017 and Q3 FY2018
- Adjusted EBITDA benefited from higher sales; partially offset by higher new product development project costs ($1.9 million in Q3 FY2017 vs. $2.3 million in Q3 FY2018)

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
11

YTD FY18 Industrial Technologies Results

Matthews INTERNATIONAL

($ in millions)

Sales


$89.5
32%
$117.8
YTD FY2017
YTD FY2018

GAAP Operating Profit
and Margin


$2.0
2.2%
192%
$5.8
4.9%
YTD FY2017
YTD FY2018

Adjusted EBITDA*
and Margin


$6.1
6.8%
95%
$11.9
10.1%
YTD FY2017
YTD FY2018

- Sales benefited from higher organic revenues and acquisitions
- Operating profit includes $0.9 million and $2.6 million of amortization expense in YTD FY17 and YTD FY18
- Adjusted EBITDA benefited from higher sales; partially offset by higher new product development project costs ($5.1 million in YTD FY2017 vs. $6.2 million in YTD FY2018)

** See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
12

Capitalization and Cash Flows ($ in millions) Debt Operating Cash Flow $1,026.4 $95.8 $911.1 $82.8 9/30/2017 6/30/2018 YTD FY2017 YTD FY2018  Debt reduction of $19.9 million during Q3 Cash FY2018 $57.5  $53.7 YTD operating cash flow impacted by CY pension contribution; PY included benefit of loss recoveries  Q3 FY2018 purchased 36k shares for $1.8 million; YTD FY18 purchased 372k shares for $20.1 million 9/30/2017 6/30/2018  Quarterly dividend $0.19/share, payable 8/13/18 ©2018 Matthews International Corporation. All Rights Reserved. 13

Business Overview ©2018 Matthews International Corporation. All Rights Reserved. 14

Business Highlights & Market Climate  Strong backlog, particularly in engineering; Equator, US, UK, new wins ramping up; EMEA tobacco slowed but expected to SGK Brand rebound; Q3 difficult comp due to large project PY Q3 Solutions  Benefiting from cost initiatives  Sales growth driving adjusted EBITDA – cremation equipment, Star Granite & Bronze, Aurora synergies; partially offset by lower Memorialization casketed deaths  Commodity cost pressures  Strong organic growth driving good backlog, Compass contributing; Industrial delivering turnkey solution for major customer Technologies  Placed first new product beta test unit in Q3, expect to place more betas in September; new product launch still expected early 2019 ©2018 Matthews International Corporation. All Rights Reserved. 15

Acquisitions Integration SGK Brand Solutions  Equator (March 2017)  Ungricht (January 2017)  VCG (January 2017) Memorialization  Star Granite & Bronze (February 2018)  Aurora (August 2015) Industrial Technologies  Compass Engineering (November 2017)  RAF Technology (February 2017) ©2018 Matthews International Corporation. All Rights Reserved. 16

Outlook for Fiscal 2018* Growth in non-GAAP EPS by at least 10% over FY 2017 Operating cash flow currently expected to exceed FY2017 record level * As of July 26, 2018 ©2018 Matthews International Corporation. All Rights Reserved. 17

Supplemental Information ©2018 Matthews International Corporation. All Rights Reserved. 18

Reconciliations of Non-GAAP Financial Measures The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures (such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted operating profit, Adjusted net income and Adjusted EPS) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. ©2018 Matthews International Corporation. All Rights Reserved. 19

Adjusted Earnings Per Share

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands, except per share data)	Three Months Ended June 30,		Nine Months Ended June 30,	
	2018	2017	2018	2017 (1)
Net income attributable to Matthews	$ 24,414	$ 29,485	$ 77,776	$ 54,727
Acquisition-related items	4,609	5,127	13,064	17,972
Pension and postretirement expense (2)	1,055	1,525	3,164	4,574
Intangible amortization expense	6,167	4,423	17,215	11,773
Strategic initiatives and other charges	478	—	2,118	—
Loss recoveries, net of costs	—	(6,504)	—	(6,504)
Tax-related (3)	—	150	(26,738)	285
Adjusted net income	$ 36,723	$ 34,206	$ 86,599	$ 82,827
Adjusted EPS	$ 1.16	$ 1.05	$ 2.72	$ 2.55

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0% and 22.7%, for the three months ended June 30, 2018 and 2017, respectively, and 26.0% and 20.1% for the nine months ended June 30, 2018 and 2017, respectively.

(1) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

(3) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of *approximately $37,800 for the reduction in the Company's net deferred tax liability principally reflecting the lower U.S. Federal tax rate, offset partially* by an estimated repatriation transition tax charge and other charges of approximately $11,100, for the nine month period ended June 30, 2018.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted* EPS.

©2018 Matthews International Corporation. All Rights Reserved.
20

EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands, except percentage amounts)	Three Months Ended June 30,		Nine Months Ended June 30,	
	2018	2017	2018	2017 (1)
Net income attributable to Matthews	$ 24,414	$ 29,485	$ 77,776	$ 54,727
Interest expense	9,719	6,988	26,782	19,750
Income taxes (2)	4,312	8,856	(18,703)	17,318
Depreciation and amortization	20,066	18,516	57,052	50,810
EBITDA	58,511	63,845	142,907	142,605
Acquisition-related items	6,229	6,097	17,587	22,897
Strategic initiatives and other charges	647	—	2,862	—
Loss recoveries, net of costs	—	(9,358)	—	(9,358)
Stock-based compensation	2,399	2,837	10,531	11,854
Pension and postretirement expense (3)	1,426	2,194	4,276	6,582
Adjusted EBITDA	$ 69,212	$ 65,615	$ 178,163	$ 174,580
Adjusted EBITDA margin	16.8 %	16.8 %	14.9 %	15.6 %

(1) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not separately identified in the calculation of adjusted EBITDA.

(3) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** See Disclaimer (page 2) for Management's assessment of supplemental information related to EBITDA, adjusted EBITDA, and adjusted EBITDA margin.*

©2018 Matthews International Corporation. All Rights Reserved.
21

Adjusted Operating Profit by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands)	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Nine Months Ended June 30, 2018	Nine Months Ended June 30, 2017
SGK Brand Solutions				
Operating profit	$ 8,308	$ 11,390	$ 16,550	$ 19,941
Acquisition-related items (1)	5,162	4,785	14,808	17,895
Strategic initiatives and other charges	303	-	1,001	-
Intangible amortization expense	5,255	4,708	15,399	12,523
Pension and postretirement expense (2)	663	1,020	1,988	3,060
Adjusted operating profit	$ 19,691	$ 21,903	$ 49,746	$ 53,419
Memorialization				
Operating profit	$ 24,930	$ 23,454	$ 63,294	$ 60,759
Acquisition-related items (1)	955	2,284	2,654	7,011
Strategic initiatives and other charges	344	-	1,274	-
Intangible amortization expense	2,071	1,208	5,257	3,553
Pension and postretirement expense (2)	677	1,042	2,031	3,126
Adjusted operating profit	$ 28,977	$ 27,988	$ 74,510	$ 74,449
Industrial Technologies				
Operating profit	$ 4,657	$ 1,942	$ 5,766	$ 1,977
Acquisition-related items (1)	112	309	193	753
Strategic initiatives and other charges	-	-	587	-
Intangible amortization expense	1,008	448	2,608	863
Pension and postretirement expense (2)	86	132	257	396
Adjusted operating profit	$ 5,863	$ 2,831	$ 9,411	$ 3,989
Consolidated				
Operating profit	$ 37,895	$ 36,786	$ 85,610	$ 82,677
Acquisition-related items (1)	6,229	7,378	17,655	25,659
Strategic initiatives and other charges	647	-	2,862	-
Intangible amortization expense	8,334	6,364	23,264	16,939
Pension and postretirement expense (2)	1,426	2,194	4,276	6,582
Adjusted operating profit	$ 54,531	$ 52,722	$ 133,667	$ 131,857

Note: See Disclaimer (Page 2) *for Management's assessment* of supplemental information related to adjusted operating profit.

(1) Acquisition-related items also include one-time charges related to depreciation.

(2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
22

Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

($ in thousands)

	Three Months Ended June 30,		Nine Months Ended June 30,	
	2018	2017	2018	2017 [1]
SGK Brand Solutions				
Operating profit	$ 8,308	$ 11,390	$ 16,550	$ 19,941
Depreciation and amortization [2]	12,468	12,097	36,486	31,995
Other [3]	256	3,972	114	4,240
EBITDA	21,032	27,459	53,150	56,176
Acquisition-related items [2]	5,162	4,128	14,808	17,005
Strategic initiatives and other charges [4]	303	—	1,001	—
Loss recoveries, net of costs	—	(4,351)	—	(4,351)
Stock-based compensation	1,042	1,296	4,618	5,445
Pension and postretirement expense [5]	663	1,020	1,988	3,060
Adjusted EBITDA	$ 28,202	$ 29,552	$ 75,565	$ 77,335
Memorialization				
Operating profit	$ 24,930	$ 23,454	$ 63,294	$ 60,759
Depreciation and amortization [2]	5,980	5,524	16,228	16,627
Other [3]	261	4,058	116	4,331
EBITDA	31,171	33,036	79,638	81,717
Acquisition-related items [2]	955	1,660	2,586	5,139
Strategic initiatives and other charges [4]	344	—	1,274	—
Loss recoveries, net of costs	—	(4,445)	—	(4,445)
Stock-based compensation	1,166	1,329	5,127	5,588
Pension and postretirement expense [5]	677	1,042	2,031	3,126
Adjusted EBITDA	$ 34,313	$ 32,622	$ 90,656	$ 91,125
Industrial Technologies				
Operating profit	$ 4,657	$ 1,942	$ 5,766	$ 1,977
Depreciation and amortization [2]	1,618	895	4,338	2,188
Other [3]	33	513	15	547
EBITDA	6,308	3,350	10,119	4,712
Acquisition-related items [2]	112	309	193	753
Strategic initiatives and other charges [4]	—	—	587	—
Loss recoveries, net of costs	—	(562)	—	(562)
Stock-based compensation	191	212	786	821
Pension and postretirement expense [5]	86	132	257	396
Adjusted EBITDA	$ 6,697	$ 3,441	$ 11,942	$ 6,120
Consolidated				
Operating profit	$ 37,895	$ 36,786	$ 85,610	$ 82,677
Depreciation and amortization [2]	20,066	18,516	57,052	50,810
Other [3]	550	8,543	245	9,118
EBITDA	58,511	63,845	142,907	142,605
Acquisition-related items [2]	6,229	6,097	17,587	22,897
Strategic initiatives and other charges [4]	647	—	2,862	—
Loss recoveries, net of costs	—	(9,358)	—	(9,358)
Stock-based compensation	2,399	2,837	10,531	11,854
Pension and postretirement expense [5]	1,426	2,194	4,276	6,582
Adjusted EBITDA	$ 69,212	$ 65,615	$ 178,163	$ 174,580

Note: See Disclaimer (Page 2) *for Management's assessment of* supplemental information related to EBITDA and adjusted EBITDA.

(1) Information for the nine months ended June 30, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended June 30, 2017.

(2) One-time depreciation and amortization charges related to recent acquisitions are included in Depreciation and amortization.

(3) Other represents Investment (loss) income, Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests

(4) One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(5) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and post retirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
23

Third Quarter Fiscal 2018 Earnings Teleconference July 27, 2018 ©2018 Matthews International Corporation. All Rights Reserved.